                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                          MDI ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                          MDI ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
     (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            MDI ENTERTAINMENT, INC.
                                 201 ANN STREET
                          HARTFORD, CONNECTICUT 06103
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MDI Entertainment, Inc.

    The Annual Meeting of Stockholders of MDI Entertainment, Inc. (the "Company") will be held at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, 25th Floor, New York, New York, at 10:00 a.m.,
Eastern Standard Time, on             , 1999, for the following purposes:

    1.  To elect a Board of Directors for the ensuing year.

    2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to decrease the authorized Common Stock of the Company such that the aggregate number of shares of Common Stock which the Company shall have the authority to issue shall be decreased from
       200,000,000 to             .

    3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the Company shall have the authority to issue an additional shares, all of which shall be designated "Preferred Stock."

    4.  To consider and act upon a proposal to effectuate a   -for-  reverse
       stock split of the Company's Common Stock.

    5. To consider and act upon a proposal to adopt the Company's 1998 Stock Option and Award Plan.

    6. To ratify the appointment of Arthur Andersen LLP as the independent auditors and accountants for the Company for the year ending May 31, 1999.

    7.  To transact such other business as may properly come before the meeting.

    All stockholders are invited to attend the meeting. Stockholders of record
at the close of business on           , 1998, the record date fixed by the Board
of Directors, are entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to notice of and vote at the meeting will be open to examination by stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 201 Ann Street, Hartford, Connecticut 06103.

    Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                          By Order of the Board of Directors
                                          Kenneth M. Przysiecki
                                          SECRETARY

Hartford, Connecticut
           , 1998

                            MDI ENTERTAINMENT, INC.
                                 201 ANN STREET
                          HARTFORD, CONNECTICUT 06103
                                 (860) 527-5359
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    The accompanying proxy is solicited by the Board of Directors of MDI Entertainment, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Standard
New York time, on           , 1999 at the offices of Squadron, Ellenoff, Plesent
& Sheinfeld, LLP, 551 Fifth Avenue, 25th Floor, New York, New York 10176 and any adjournment thereof.

                           VOTING SECURITIES; PROXIES

    The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, consultants and employees of the Company, without extra remuneration, may also solicit proxies personally by telefax and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

    The holders of a majority of the outstanding shares of Common Stock, par value $.001 per share (the "Common Stock"), present in person or represented by proxy shall constitute a quorum at the Annual Meeting. The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors. In all other matters, the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the adoption of such matters, except for proposals to amend the Certificate of Incorporation, to which the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required for the adoption such proposals.

    The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director but will have the effect of votes "against" any other proposal to be considered at the Annual Meeting.

    All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the Board's nominees for director, FOR the approval of Proposals 2, 3, 4, 5, 6 and 7 and in accordance with the proxy-holder's best judgment as to any other matters raised at the Annual Meeting.

    A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated proxy reflecting contrary instructions or appearing at the Annual Meeting and taking appropriate steps to vote in person.

    At the close of business on            , 1998, [7,776,500] shares of Common
Stock were outstanding and eligible for voting at the meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the meeting. Only stockholders of record at the close
of business on            , 1998 are entitled to notice of, and to vote at, the
meeting.

NO DISSENTER'S RIGHTS

    Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to Proposals 2, 3, 4, 5, 6 and 7.

    This proxy material is first being mailed to stockholders commencing on or
about            , 1998.

                                   PROPOSAL 1
                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

    The number of directors of the Company is set by a resolution adopted by a majority of the entire Board of Directors. The number of directors is currently fixed at five. The number of directors to be elected at the Annual Meeting to constitute the Board of Directors has also been fixed at five. The directors are to be elected to hold office for a period of one year, and in any event until a successor has been elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy. Each of the nominees is currently a director of the Company.

    For reelection to the Board of Directors for one-year terms, the Board of Directors has nominated the following individuals, each a current director:

       STEVEN M. SAFERIN
       ROBERT J. WUSSLER
       KENNETH M. PRZYSIECKI
       TODD P. LEAVITT
       S. DAVID FINEMAN

    The persons named in the accompanying proxy intend to vote for the election as director of the nominees listed herein. Each nominee has consented to serve if elected. The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

    The following table sets forth certain information with respect to each person who is currently a director or executive officer of the Company and the individuals nominated and recommended to be elected by the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

NAME                                                       AGE                            POSITION
-----------------------------------------------------      ---      -----------------------------------------------------
Steven M. Saferin....................................          50   President, Chief Executive Officer and Director
Robert J. Wussler....................................          62   Director
Kenneth M. Przysiecki................................          54   Chief Financial Officer, Secretary and Director
Charles W. Kline.....................................          38   Vice President of Sales and Marketing
Robert R. Kowalczyk..................................          51   Vice President and General Manager
Todd P. Leavitt......................................          46   Director
S. David Fineman.....................................          53   Director

STEVEN M. SAFERIN

    Mr. Saferin has been the President, Chief Executive Officer and a member of the Board of Directors of the Company since August 1997. Since January 1986, Mr. Saferin has been President and Chief Executive Officer of MDIP, which today is a wholly-owned subsidiary of the Company. In this capacity, Mr. Saferin has been primarily responsible for product development, marketing and sales. Mr. Saferin conceived and led MDIP's entry into the lottery industry and has since been the key employee in revising, refining and creating new products and marketing initiatives for the Company to offer to the lottery industry. Prior to founding MDIP, Mr. Saferin was Director of Program Acquisitions at ESPN from 1982 to 1986. He supervised a 16 person department in the areas of product acquisition and scheduling. From 1978 to 1982, Mr. Saferin was active in Cable television franchising as a Vice President with both Viacom Communications and Warner Amex Cable. In those capacities, he supervised Cable television franchising activities in dozens of major markets. Prior to entering business, Mr. Saferin was an Attorney-Advisor to the Cable Television Bureau of the Federal Communications Commission, as well as a member of the law department at Viacom International, Inc. Mr. Saferin received a B.A. in journalism from American University and received his J.D. after attending the Georgetown University and the University of Maryland Schools of Law.

ROBERT J. WUSSLER

    Mr. Wussler has been a member of the Board of Directors since August 1997. He has been Chairman of the Board of Directors of U.S. Digital Communications, Inc., (a telecommunications company) since March 1997 and President and Chief Executive Officer since June 1998. He has also been President and Chief Executive Officer of The Wussler Group, which owns several telecommunications ventures, since February 1992. From June 1995 to June 1998, Mr. Wussler served as President and Chief Executive Officer of Affiliate Enterprises, Inc., a privately held company which acts as the syndication branch of 51 media companies. Prior to his current activities, he was the President and CEO of Comsat Video, the international satellite telecommunications company, from 1990 to 1993. Mr. Wussler is one of the founders of CNN (Cable News Network) having founded the network when he was Senior Executive Vice President with Turner Broadcasting from 1980 to 1990. During his tenure with Turner Broadcasting, he was also President of the Atlanta Braves professional baseball team and the Atlanta Hawks professional basketball team. Prior to joining the Turner organization, Mr. Wussler was President of Columbia Broadcasting System (CBS) Television, a position he attained from his start in the CBS mail room through being the President of CBS Television. Mr. Wussler is also an independent business consultant having directed such projects as the establishment of a French-Kuwaiti television network in 1993 and the acquisition of MetroMedia Enterprises. He was the founding Chairman of International TelCell which later became a part of MetroMedia International Group in 1993. Mr. Wussler also advised and guided the first African American professional basketball ownership group in the finance, purchase, management and resale of the Denver Nuggets franchise of the National Basketball Association. Mr. Wussler also serves on the Board of Directors of Beachport Entertainment Corp., The Translation Group, Ltd. and EdNet Inc.

KENNETH M. PRZYSIECKI

    Mr. Przysiecki has been Chief Financial Officer, Secretary and a member of the Board of Directors of the Company since August 1997. Since August 1994, Mr. Przysiecki has been Chief Financial Officer of MDIP. Prior to joining MDIP, Mr. Przysiecki was involved in several business start-ups that required his financial planning, negotiating and systems implementation skills. He was a Senior Manager for Noreika, Rosenfeld and Hupp, a C.P.A. firm, from 1989-1992 and was employed as Vice President of Finance for the Keeney Manufacturing Company (a plumbing supply manufacturing company) from 1976 until 1988. He received his C.P.A. while with Arthur Andersen & Co. from 1972 to 1976, and received his B.S. in Business Administration from American International College.

CHARLES W. KLINE

    Mr. Kline joined the Company as Vice President of Sales and Marketing in February 1998. Prior to joining the Company, Mr. Kline was Executive Director of the Pennsylvania State Lottery, the nation's sixth largest lottery from 1992 to 1997. As Executive Director, Mr. Kline oversaw the entire $1.7 billion sales operation. During his five year tenure, Mr. Kline was credited with not only reversing a 3-year slide in sales, but also engineering and implementing a program that caused the lottery to undergo five consecutive years of sales growth. Prior to this post, Mr. Kline served in a variety of key positions in state government. Mr. Kline received a B.A. in Public Service and a Masters in Public Administration, both from the Pennsylvania State University.

ROBERT R. KOWALCZYK

    Mr. Kowalczyk joined the Company as Vice President and General Manager in November 1997. Prior to joining the Company from 1995 to 1997, Mr. Kowalczyk was Vice President and Management Supervisor of Yaffe and Company Advertising of Southfield, Michigan ("Yaffe"). At Yaffe, Mr. Kowalczyk supervised the $10 million advertising and promotions account and aided the product planning for the Michigan State Lottery. Mr. Kowalczyk also supervised the agency's business development and research functions, and participated in the account planning and management for clients including health care, financial services and various retail chains. Prior to his time in Michigan, Mr. Kowalczyk managed product planning and marketing, research and the $32 million advertising and promotional budgets for the Florida Lottery from 1991 to 1995. Under his direction, the lottery reversed a decline in sales growth in that category. Previous to that, Mr. Kowalczyk was the Marketing Director for the Ohio Lottery Commission from 1987 to 1991. He successfully expanded the entire lottery market by introducing instant scratch-off game marketing strategies that have been emulated by virtually every lottery in the years that followed. During his tenure, Ohio Lottery sales increased an average of 16% per year, instant ticket sales increased at 58% per year and profitability increased at the rate of 4% per year. Mr. Kowalczyk received his Associate Degree from Lorain County Community College and earned his Executive M.B.A. from the Weatherhead School of Management, Case Western Reserve University, Cleveland, Ohio.

TODD P. LEAVITT

    Mr. Leavitt has been a member of the Board of Directors since November 1998. He founded and has been Managing Director of Tulip Media Ltd.("Tulip Media") since May 1998. Tulip Media furnishes services in areas of feature film, television and video production and distribution as well as media consulting services to a variety of United States and international companies engaged in the entertainment industry. Prior to establishing Tulip Media, Mr. Leavitt served as Chairman of the Alliance Television Group, supervising all television production and distribution activities on behalf of Alliance Communications Corporation, from 1995 to May 1998. Previously, Mr. Leavitt was Executive Vice President of NBC Production Studios, the in-house production arm of the NBC Television Network, from 1990 to 1995. Prior to joining NBC, Mr. Leavitt had been Executive Vice President of Reeves Entertainment Group. Mr. Leavitt is a Phi Beta Kappa graduate of Kenyon College, Gambier, Ohio, and received a law degree from the New York University of Law.

S. DAVID FINEMAN

    Mr. Fineman has been a member of the Board of Directors since November 1998. He is the managing attorney and founder of Fineman & Bach, P.C., a Philadelphia, PA law firm since 1986. Mr. Fineman represents a variety of clients, including governmental authorities and private clients dealing with the government. He has an active litigation practice and represents clients throughout the United States and Japan in both the Federal and State courts. Mr. Fineman presently serves as special counsel to the Philadelphia Parking Authority, the Secretary of Banking of the Commonwealth of Pennsylvania, and the Insurance Commissioner of the Commonwealth of Pennsylvania. In 1995, he was nominated by President Clinton and confirmed by the United States Senate to a nine-year term on the Board of Governors of the United States Postal Service, a nine member Board which directs and controls the expenditures, reviews practices and policies, and establishes basic objectives and long-range goals for the Postal Service. In 1994, Mr. Fineman was appointed to the Industry Policy Advisory Committee, a CEO-level committee which advises the Secretary of Commerce and the U.S. Trade Representative on international trade policy issues. Mr. Fineman received a B.A. from American University and received his J.D. from George Washington University Law School.

    Each director holds office until the Company's annual meeting of stockholders and until his successor is duly elected and qualified. Officers are elected by the Board of Directors and hold office at the discretion of the Board of Directors. There are no family relationships between any of the directors or executive officers of the Company.

STOCKHOLDER VOTE REQUIRED

    Election of each director requires a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE NOMINEES.

COMMITTEES OF THE BOARD--BOARD MEETINGS

    The Board of Directors does not have a nominating committee, an audit committee, a compensation committee or a stock option committee. These functions are performed by the Board as a whole. The Board of Directors did not meet or act by unanimous written consent during the fiscal year ended May 31, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Many of the following transactions occurred before, or as a result of, the reverse mergers of Media Drop-In Productions, Inc., a Delaware corporation ("MDIP") and MDI-Missouri, Inc., a Missouri corporation ("MDIM") with and into the Company in August 1997.

    Since July 1996, Elaine Saferin, the mother of Steven M. Saferin, the Company's President and CEO, has been a part-time employee of MDIP. She is paid $1,000 per month for assisting in corporate and bulk mailings and other related tasks.

    From September 1992 to February 1998, Steven M. Saferin owed MDIP approximately $467,260 pursuant to loans from MDIP on September 1, 1992 and May 22, 1995. The interest rate on the debt was the applicable Federal mid-term rate during the duration of the loan (6.56% for final quarter). The loans were secured by personal real estate and were paid in full in February 1998.

    Since August 1994, the Company's subsidiary, MDIP, has retained 1010 Productions, Inc. ("1010") to consult in the areas of trade show activities, software development, systems design, purchasing and product fulfillment. The president and sole shareholder of 1010 is Linda Kesterson Saferin, spouse of Steven M. Saferin, and former employee, officer and director of MDIP. 1010 is currently paid $8,167 per month plus expenses and is retained until February 1, 2000 pursuant to its current consulting agreement with the Company.

    MDI-Texas, LLC ("MDIT"), a company of which MDIP owns 66.7%, and MDIM, a company of which Mr. Saferin previously owned 91%, have paid MDIP an aggregate management fee of $198,000 in fiscal 1998 and $1,020,000 in fiscal 1997, to operate the Texas and Missouri lottery programs. MDIT is being collapsed into MDIP now that the Texas lottery contracts have ended. MDIM is now a wholly owned subsidiary of the Company.

    MDIT has incurred a commission expense of $10,663 and $51,590 in fiscal 1998 and 1997, respectively, to Steven M. Saferin in connection with the Texas lottery.

    Steven M. Saferin loaned MDIP $50,000 in 1997 and $60,000 in 1998. The loans bore interest at the Federal funds rate and were paid in full as of May 31, 1998.

    In August 1997, Kenneth M. Przysiecki, the Company's Chief Financial Officer, acquired 230,000 shares of Common Stock of the Company from Steven M. Saferin, pursuant to his employment agreement dated April 30, 1996. He was entitled to 5% of any stock received by Mr. Saferin as a result of a sale or merger of MDIP.

    On August 8, 1997, the Company executed a promissory note to Steven M. Saferin in the amount of $273,000 in exchange for Mr. Saferin's agreement to the reverse mergers of MDIP and MDIM with and into the Company. The note had an annual interest rate of 10% (starting on December 7, 1997) and was to be paid in thirty-six equal monthly installments. The note was paid in full by the Company in February 1998. In addition, Mr. Saferin received 4,366,124 shares of Common Stock of the Company in such mergers.

    As a result of the reverse mergers of MDIP and MDIM with and into the Company in August 1997, the Company executed a promissory note to Agostino T. Galluzzo in the amount of $27,000. The note has an annual interest rate of 10% (which started on December 7, 1997) and will be paid in thirty-six equal monthly installments (beginning September 1998). Mr. Galluzzo was a minority stockholder of MDIP and MDIM. The note has not been paid. In addition, Mr. Galluzzo received 433,876 shares of Common Stock of the Company in such mergers.

    On June 1, 1998, Steven M. Saferin guaranteed the Company's $500,000 performance bond provided to the Wisconsin lottery.

    On September 23, 1998, Steven M. Saferin guaranteed the Company's $130,000 performance bond provided to the Louisiana lottery.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors, and persons who beneficially own more than ten percent of a registered class of the Company's equities are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended May 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

    The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal year ended May 31, 1998 paid to Steven
M. Saferin, the Company's President and Chief Executive Officer and a director and to Kenneth M. Przysiecki, the Company's Chief Financial Officer and Secretary and a director (together the "Named Executive Officers"). No other executive officer received compensation exceeding $100,000 during the fiscal year ended May 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM COMPENSATION
                                            ANNUAL COMPENSATION                                       AWARDS
                             --------------------------------------------------  -------------------------------------------------
                                                                                                  SECURITIES
                                                                                                  UNDERLYING
                                                                  OTHER ANNUAL    RESTRICTED       OPTIONS/          LONG-TERM
NAME AND PRINCIPAL             FISCAL                             COMPENSATION       STOCK           SARS            INCENTIVE
  POSITION                      YEAR        SALARY       BONUS       (1)(2)        AWARD(S)           (#)          PLAN PAYOUTS
---------------------------  -----------  -----------  ---------  -------------  -------------  ---------------  -----------------
Steven Saferin,                    1998   $300,000(4)     --        $ 114,593             --              --                --
  President/CEO and
  Director (3)

Kenneth M. Przysiecki,             1998   $ 102,000    $   2,500    $  37,106             --              --                --
  Chief Financial Officer,
  Secretary and Director

NAME AND PRINCIPAL             ALL OTHER
  POSITION                   COMPENSATION
---------------------------  -------------
Steven Saferin,                $ 3,654(5)
  President/CEO and
  Director (3)
Kenneth M. Przysiecki,         $ 3,030(5)
  Chief Financial Officer,
  Secretary and Director

------------------------

(1) Represents revenue-based commissions accrued pursuant to employment agreements. As of August 31, 1998, $271,441 of accrued commissions were owed to Mr. Saferin and $6,181 of accrued commissions were owed to Mr. Przysiecki.

(2) Excludes prerequisites and other personal benefits, securities and properties otherwise categorized as salary or bonuses which, in the aggregate, did not exceed the lesser of either $50,000 or 10% of the total annual salary reported for such person.

(3) The Chief Executive Officer of Puff Process, Inc. did not receive any compensation.

(4) Excludes amounts paid to Mr. Saferin's mother and the company owned by his spouse. Such amounts aggregated $110,000 in fiscal 1998.

(5) Represents amounts contributed pursuant to the Company's 401(k) Savings
    Plan.

DIRECTOR'S COMPENSATION

    Directors did not receive compensation for serving on the Board of Directors during the fiscal year ended May 31, 1998. However, the Company now compensates its outside directors. In September 1998, Mr. Wussler received stock options outside of the Plan (defined below) for 300,000 shares of Common Stock as compensation for his services as an outside director of the Company. Messrs. Leavitt and Fineman each received stock options pursuant to the Plan (defined below) for 150,000 shares of Common Stock as compensation for their services as outside directors of the Company.

401(K) SAVINGS PLAN

    In fiscal 1996, the Company adopted a 401(k) savings plan, whereby participants can elect to defer up to a specified maximum of their compensation and the Company will match their contribution up to 3% of the employee's base salary. In fiscal 1998 and 1997, the Company contributed $9,429 and $15,037 to the plan, respectively.

EMPLOYMENT AGREEMENTS

STEVEN M. SAFERIN

    MDIP has entered into an employment agreement with Mr. Saferin, guaranteed by the Company, which expires on the later of August 8, 2002 or three years from the date the Company first files a registration statement with the SEC registering all of the shares of common or preferred stock owned by Mr. Saferin, and the Company's shares are being traded on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market. See "Description of Business--Risk Factors--Dependence on Key Executive." Pursuant to his employment agreement, Mr. Saferin receives an annual base salary of $300,000, which may be increased each year in an amount between 5% and 10% of the salary of the immediately preceding year. In addition, Mr. Saferin is entitled to a bonus equal to 2% of the gross revenues of the Company, up to a maximum amount of $335,000 over the term of the agreement. The employment agreement is terminable by MDIP for "good cause" and by Mr. Saferin for "good reason" upon the occurrence of certain events. In the event that MDIP terminates Mr.Saferin's employment without "good cause" or Mr. Saferin resigns for "good reason," MDIP shall pay an amount equal to the present value sum of the salary fixed at the salary rate on the date of termination or resignation which Mr. Saferin would have received through August 7, 2002 had his employment not been terminated. The agreement does not contain any terms regarding non-competition with the Company after the termination of Mr. Saferin's employment.

KENNETH M. PRZYSIECKI

    MDIP, Mr. Saferin and the Company have entered into an employment agreement with Mr. Przysiecki, as amended, on a year to year basis starting from October 1 of each year. Pursuant to his employment agreement, Mr. Przysiecki receives an annual base salary of $136,000. Mr. Przysiecki is entitled to a bonus equal to 0.5% of all trade revenue of the Company and its wholly owned entities (reduced proportionately to reflect the Company's ownership interest if less than 100%). Mr. Przysiecki's employment may be terminated by him or MDIP at any time upon sixty days' prior written notice. However, if employment is terminated by MDIP upon notice, or because of Mr. Przysiecki's death or disability, Mr. Przysiecki is entitled to severance pay equal to one year of his current base salary. The employment agreement provides that Mr. Przysiecki will not compete with MDIP in North America for eighteen months after the termination of his employment. A state court, however, may determine not to enforce such non-compete clause as against public policy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

    The following table sets forth information known to the Company, as of September 25, 1998, regarding the beneficial ownership of the Company's voting securities by (i) each person who is known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock, (ii) each of the Company's directors and the Named Executive Officers, as defined in Item 6, and
(iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the stockholders listed in the table below has sole voting and dispositive power with respect to shares beneficially owned by such stockholder.

                                                            NUMBER OF SHARES
                                                              BENEFICIALLY       PERCENT OF
NAME OF BENEFICIAL OWNER (1)                                      OWNED             CLASS
----------------------------------------------------------  -----------------  ---------------
Steven M. Saferin.........................................       4,366,124            56.0%
Agostino T. Galluzzo......................................         433,876             5.6%
Kenneth M. Przysiecki.....................................         230,000             3.0%
Robert J. Wussler.........................................         300,000             3.7%
Todd Leavitt..............................................               0               0%
S. David Fineman..........................................               0               0%
All directors and executive officers as a group (7
  persons)................................................       4,896,124            60.6%

------------------------

(1) The address for Messrs. Saferin, Galluzzo, Przysiecki, Wussler, Leavitt and Fineman is c/o MDI Entertainment, Inc., 201 Ann Street, Hartford, Connecticut 06103

                                   PROPOSAL 2
                             APPROVAL OF AMENDMENT
                       OF CERTIFICATE OF INCORPORATION TO
                      DECREASE THE AUTHORIZED COMMON STOCK

GENERAL

    The Board of Directors has determined that it would be advisable to amend the FOURTH Article of the Company's Certificate of Incorporation to decrease the authorized Common Stock of the Company such that the aggregate number of shares of Common Stock which the Company shall have the authority to issue shall be
decreased from 200,000,000 to       .

    The Board of Directors has unanimously adopted and declared it advisable and unanimously recommends to the Company's stockholders that the FOURTH Article of the Company's Certificate of Incorporation be amended as described. A copy of the FOURTH Article of the Company's Certificate of Incorporation, as proposed to be amended by the resolution adopted by the Board of Directors, is attached as Annex A.

            DECREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors has approved, subject to stockholder approval at the 1999 Annual Meeting of Stockholders, a decrease in the number of authorized
shares of Common Stock from 200,000,000 to             ("Authorized Stock
Proposal"). The Company's Certificate of Incorporation currently authorizes the
issuance of 200,000,000 shares of Common Stock. As of       , 1998, the record
date for the Annual Meeting (the "Record Date"), [7,776,500] shares of Common Stock were outstanding and 600,000 shares are reserved for issuance in relation to outstanding options. Accordingly, there are [191,623,500] authorized shares of Common Stock unissued and not reserved for future issuance. If Proposal 5
relating to a proposed   -for-  reverse stock split is adopted, the numbers
referred to in the preceding sentences would be [  ], [  ], [  ] and [      ],
respectively. The proposed reverse stock split will not affect the number of shares of Common Stock authorized for issuance.

    The Board of Directors considers the proposed authorization to decrease shares of Common Stock desirable because a decrease would reduce franchise taxes and reduce capitalization to a level that corresponds more closely to the number of outstanding shares of Common Stock.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

    If the amendment proposed in this Proposal 2 to amend the Company's Certificate of Incorporation is approved by the stockholders, such amendment will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation of the Company, with the Secretary of State of the State of Delaware. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Amendment, if at any time prior to filing a Certificate of Amendment with the Secretary of State of the State of Delaware the Board of Directors, in its sole discretion, determines that the Amendment is no longer in the best interests of the Company and its stockholders. In addition, the Board of Directors reserves the right to delay filing the Certificate of Amendment for up to twelve months following stockholder approval of the Amendment at the Annual Meeting. However, at the present time, the Board of Directors intends to proceed with the Amendment as presented herein without delay.

STOCKHOLDER VOTE REQUIRED

    An affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt Proposal 2. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of the adoption of Proposal 2 to amend the FOURTH Article of the Certificate of Incorporation unless otherwise indicated thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE FOURTH ARTICLE OF THE COMPANY'S CERTIFICATE OF INCORPORATION, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 3
                             APPROVAL OF AMENDMENT
                       OF CERTIFICATE OF INCORPORATION TO
                       CREATE A CLASS OF PREFERRED STOCK

GENERAL

    The Board of Directors has determined that it would be advisable to amend the FOURTH Article of the Company's Certificate of Incorporation to increase the authorized capital stock of the Company such that the aggregate number of shares which the Company shall have the authority to issue shall be increased by shares which shall be designated "Preferred Stock";

    The Board of Directors has unanimously adopted and declared it advisable and unanimously recommends to the Company's stockholders that the FOURTH Article of the Company's Certificate of Incorporation be amended as described. A copy of the FOURTH Article of the Company's Certificate of Incorporation, as proposed to be amended by Proposals 2 and 3 hereof, is attached as Annex B.

                     CREATION OF A CLASS OF PREFERRED STOCK

    The Board of Directors has approved, subject to stockholder approval at the
1999 Annual Meeting of Stockholders, the authorization of             shares of
Preferred Stock, which may be issued in one or more series and as to which the Board of Directors is authorized to determine the voting powers, designations, preferences, and rights and the qualifications, limitations, and restrictions thereof, of each such series, including dividend rates, conversion prices, redemption prices, liquidation preferences and voting and other rights ("Authorized Preferred Stock Proposal"). The Company's Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of Common Stock and no shares of Preferred Stock.

    The Board of Directors considers the proposed authorization of       shares
of Preferred Stock desirable because it would provide the Company with the ability to take advantage of future opportunities for the issuance of equity in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of stockholders to consider any specific issuance. Such additional shares could also be issued in a public offering or privately placed in order to raise capital for various purposes. Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the stockholders except as may be required by the rules of NASDAQ or any stock exchange on which the Preferred Stock is then listed.

    To the extent that any shares of Preferred Stock may be issued, such Preferred Stock may (a) have priority over the Company's Common Stock with respect to dividends and the assets of the Company upon liquidation; (b) have significant voting power; (c) provide for representation of the holders of the Preferred Stock on the Company's Board of Directors upon the occurrence of certain events; and (d) require the approval of the Preferred Stock for the taking of certain corporate actions, such as mergers. To the extent that any shares of Preferred Stock (including preferred stock convertible into Common Stock) may be issued on other than a pro rata basis to current stockholders, the present ownership position of current stockholders may be diluted. Such shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company, and thereby defeat a possible takeover attempt which (if stockholders were offered a premium over the market value of their shares) might be viewed as being beneficial to stockholders of the Company. Management of the Company is not aware of any possible takeover attempts at this time.

    Currently, the Company is not engaged in any negotiations concerning the issuance of any shares of Preferred Stock, nor are there any plans, commitments, agreements or understandings relating to the issuance of any shares of Preferred Stock. The timing of the actual issuance of shares of Preferred Stock will depend upon market conditions, the specific purpose for which the stock is to be issued and other similar factors.

POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZED PREFERRED STOCK PROPOSAL

    The primary purpose of the Authorized Preferred Stock Proposal is to provide the Company with the flexibility to raise additional capital from the sale of shares of Preferred Stock and to take advantage of possible future opportunities for which the issuance of shares of Preferred Stock may be deemed advisable without the delay and expense incident to calling a special meeting of the Company's stockholders in any case in which such a meeting would not otherwise be required.

    The issuance of shares of Preferred Stock may be deemed to have an anti-takeover effect since such shares may be used, under certain circumstances, to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The Preferred Stock may also be viewed as having the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Common Stock, to acquire control of the Company, since the issuance of "blank check" preferred stock may be used for adoption of a stockholder rights plan or "poison pill."

    The Authorized Preferred Stock Proposal has not been proposed as an anti-takeover measure nor is the Board of Directors aware of any offers to acquire control of the Company. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company may result in stockholders not being able to participate in any possible premiums which may be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's stockholders at all times.

    The possible anti-takeover effects of this Proposal 3 should be considered together with the provisions currently in place in the Company's Certificate of Incorporation, By-Laws and other contracts to which the Company is a party.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

    If the amendment proposed in this Proposal 3 to amend the Company's Certificate of Incorporation (the "Preferred Stock Amendment") is approved by the stockholders, such amendment will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation of the Company, with the Secretary of State of the State of Delaware. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Preferred Stock Amendment, if at any time prior to filing a Certificate of Amendment with the Secretary of State of the State of Delaware the Board of Directors, in its sole discretion, determines that the Preferred Stock Amendment is no longer in the best interests of the Company and its stockholders. In addition, the Board of Directors reserves the right to delay filing the Certificate of Amendment for up to twelve months following stockholder approval of the Preferred Stock Amendment at the Annual Meeting. However, at the present time, the Board of Directors intends to proceed with the Amendment as presented herein without delay.

STOCKHOLDER VOTE REQUIRED

    An affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt Proposal 3. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of the adoption of Proposal 3 to amend the FOURTH Article of the Certificate of Incorporation unless otherwise indicated thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO PARAGRAPH THIRD OF THE COMPANY'S CERTIFICATE OF INCORPORATION, WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 4
                             APPROVAL OF AMENDMENT
                       OF CERTIFICATE OF INCORPORATION TO
                         ADD INDEMNIFICATION PROVISIONS

GENERAL

    The stockholders are being requested to consider and vote upon a proposal pertaining to the protection of directors and officers of the Company against certain liabilities to which they may become subject by reason of their service as directors and officers of the Company. The proposal involves an amendment to the Certificate of Incorporation which adds provisions to the Certificate of Incorporation relating to indemnification of directors, officers, employees and agents (the "Indemnification Amendment"), as more fully described under the heading "Indemnification Amendment" below.

    The Company is incorporated under the Delaware General Corporation Law (the "Delaware Law"). The Delaware Law has long permitted a corporation to indemnify its directors and officers against expenses, judgments, settlement payments and other costs incurred in connection with litigation or similar proceedings, subject to certain limitations. The Certificate of Incorporation of the Company, however, does not provide for indemnification of directors, officers, employees and agents of the Company to the fullest extent legally permissible under the Delaware Law, although the Company's By-Laws contain an indemnification provision for officers and directors. Delaware Law also permits a corporation to purchase and maintain, on behalf of its directors and officers, insurance against liability incurred in their capacities as such, regardless of whether the corporation would have the power to indemnify against such liability under the Delaware Law. The Company currently maintains such directors and officers liability insurance.

    The principal purpose and intent of the Indemnification Amendment is to give its directors and officers reasonable assurances that their personal liability exposure is limited.

INDEMNIFICATION AMENDMENT

    The Indemnification Amendment would add an Article EIGHTH to the Certificate of Incorporation pertaining to indemnification of directors, officers, employees and agents of the Company.

    Under the Article EIGHTH, the Company shall, to the extent permitted by Delaware law, and subject to the provisions of Section 2 of Article EIGHTH, indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful (see Paragraph 1 of Article EIGHTH).

    Article EIGHTH provides that the Company shall indemnify such director, officer, employee or agent of the Company against expenses (including attorneys' fees) with regard to an action brought by or in the right of the Company, provided that there shall be no indemnification with regard to such expenses if such person shall have been adjudged to be liable to the Company unless and until the appropriate court shall determine, in view of all of the circumstances, such person is fairly and reasonably entitled to such indemnity for such expenses (see Paragraph 2 of Article EIGHTH).

    Paragraph 3 of Article EIGHTH provides that to the extent that a present and former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Paragraphs 1 or 2, such person must be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    Paragraph 4 of Article EIGHTH provides that responsibility for determinations with respect to any indemnification under Paragraphs 1 and 2 shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

    Paragraph 5 of Article EIGHTH provides that expenses (including attorney's fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to indemnification. Such expenses (including attorney's fees) incurred by former directors and officers or other employees and agents shall be so paid upon such terms and conditions, if any, as the Company deems appropriate.

    Paragraph 6 of Article EIGHTH provides that indemnification and advancement of expenses provided by Article EIGHTH shall not be deemed exclusive of any other rights to which the indemnified person shall be entitled under any by-law, agreement, vote of the stockholders or disinterested directors or otherwise.

    Paragraph 7 of Article EIGHTH provides that the Company may purchase and maintain insurance on behalf of a director, officer, employee or agent against any liability incurred by such person in such capacity, whether or not the Company has the power to indemnify him against such liability under any part of Article EIGHTH.

    Paragraph 8 of Article EIGHTH provides that indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    Paragraph 9 of Article EIGHTH provides that each director, officer, employee or agent of the Company who serves while Article EIGHTH is in effect shall be deemed to be doing so in reliance on the provisions of such Article, and neither the amendment or repeal of Article EIGHTH, nor the adoption of any provision of the Certificate of Incorporation inconsistent with Article EIGHTH, shall apply to or have any effect on the indemnification of such person occurring prior to such amendment, repeal, or adoption of an inconsistent provision.

    The full text of Article EIGHTH is included in Annex C hereto.

    If approved by the stockholders, Article EIGHTH would become effective upon the filing with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company's Certificate of Incorporation, which filing would take place after the Annual Meeting.

    It should be noted that the members of the Board of Directors have an interest in the approval of the Indemnification Amendment and such Amendment could relieve such members of a significant potential liability if an applicable claim should arise. The Board of Directors, however, is not aware of any claim or any basis for a claim which, if asserted, would be impacted by the Indemnification Amendment.

STOCKHOLDER VOTE REQUIRED

    An affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt Proposal 4. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of the adoption of Proposal 4 to amend the Certificate of Incorporation to add Article EIGHTH unless otherwise indicated thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO ADD ARTICLE EIGHTH, WHICH IS DESIGNATED AS PROPOSAL 4 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 5
                          APPROVAL OF A   -FOR-
                              REVERSE STOCK SPLIT

GENERAL

    The Board of Directors has adopted a proposal declaring advisable an amendment to the Certificate of Incorporation of the Company to effect a
  -for- reverse stock split of all of the authorized and outstanding Common Stock of the Company. Upon the approval of Proposal 2 hereof, and the filing of the Amendment as described therein, the Company shall have authorized shares of Common Stock, $.001 par value. Adoption of the proposed reverse stock split will reduce the number of outstanding shares of Common Stock
of the Company as of the Record Date from [7,776,500] to approximately [      ].
As the amendment will effect a reduction in the number of shares of Common Stock outstanding without a commensurate increase in the par value of the Common Stock, it will result in a reduction in the Company's stated capital.

    Except for changes resulting from the reverse stock split the rights and privileges of holders of shares of Common Stock will remain the same, both before and after the proposed reverse stock split.

    It is expected that if the stockholders authorize this amendment that the filing of a Certificate of Amendment (the "Reverse Stock Split Amendment") will occur as soon as practical after the date of the Annual Meeting. The proposed reverse stock split will become effective on the effective date of that filing (the "Effective Date"). Commencing on the Effective Date, each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares resulting from the proposed reverse stock split. New stock certificates reflecting the number of shares resulting from the stock split will be issued only as currently outstanding certificates are transferred. However, the Company will provide stockholders with instructions as to how to exchange their certificates and encourage them to do so. Approval of the Reverse Stock Split Amendment may result in additional brokerage costs to stockholders who desire to sell their shares as a result of increased transaction costs to brokers upon the sale of shares held in odd lots which may have been held in round lots prior to the proposed reverse stock split.

    The Company currently has stock options outstanding, both outside and under the Company's 1998 Stock Option and Award Plan, to purchase approximately 600,000 shares of Common Stock, subject to approval by the stockholders of Proposal 5 herein. After approval of the proposed reverse stock split, the number of shares of Common Stock to be issued upon exercise of the outstanding
options will be reduced to       of the previous amount.

REASONS FOR THE REVERSE STOCK SPLIT

    Management believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the proposed reverse stock split should increase the per share price of the Common Stock, which may encourage greater interest in the Common Stock and possibly promote greater liquidity for the Company's stockholders.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the post-split common stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

    1   The proposed reverse stock split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

    2. No gain or loss will be recognized by the Company in connection with the proposed reverse stock split.

    3. No gain or loss will be recognized by a stockholder who exchanges all of his shares of Common Stock solely for shares of post-split common stock.

    4. The aggregate basis of the shares of post-split common stock to be received in the proposed reverse stock split will be the same as the aggregate basis of the shares of Common Stock surrendered in exchange therefor.

    5. The holding period of the shares of post-split common stock to be received in the proposed reverse stock split will include the holding period of the shares of Common Stock surrendered in exchange therefor.

BOARD OF DIRECTORS RESERVATION OF RIGHTS.

    The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split Amendment, if at any time prior to filing such Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders. In addition, the Board of Directors reserves the right to delay of the Reverse Stock Split Amendment for up to twelve months following stockholder approval thereof at the Annual Meeting. However, at the present time, the Board of Directors intends to proceed with the Reverse Stock Split Amendment as presented herein without delay.

STOCKHOLDER VOTE REQUIRED

    An affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to adopt Proposal 5. Accordingly, abstentions and broker non-votes could have a significant effect on the outcome of this proposal. Proxies solicited by the Board of Directors will be voted in favor of
the adoption of Proposal 5 to effect a   -for-  reverse stock split unless
otherwise indicated thereon.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE   -FOR-
REVERSE STOCK SPLIT, WHICH IS DESIGNATED AS PROPOSAL 5 ON THE ENCLOSED PROXY
CARD.

                                   PROPOSAL 6
                              INTRODUCTION OF THE
                        1998 STOCK OPTION AND AWARD PLAN

    The Company's Board of Directors has recommended, and at the meeting the stockholders will be asked to approve, the adoption of the 1998 Stock Option and Award Plan (the "Plan"). A description of the Plan, which Incentive Plan is attached hereto as Annex D, appears below.

STOCK OPTION AND AWARD PLAN

    On September 22, 1998, the Board of Directors of the Company adopted the Company's 1998 Stock Option and Award Plan (the "Plan"), subject to stockholder approval. The Plan provides for the grant of stock awards and options for up to 800,000 shares of Common Stock to those employees, officers, directors, consultants or other individuals or entities eligible under the Plan (as defined) to receive stock awards or options (each, a "Plan Participant"). Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options. Incentive stock options may be granted only to employees of the Company, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to employees of the Company. Stock awards consist of the sale or transfer by the Company to a Plan Participant of one or more shares of Common Stock which, unless otherwise determined by the Board of Directors or committee administering the Plan, are subject to transfer restrictions and the right of the Company to repurchase if certain conditions specified in the award are not satisfied prior to the end of a restriction period. The plan provides for automatic grants of non-qualified stock options to purchase 150,000 shares of Common Stock to each non-employee director upon his election or appointment to the Board of Directors at the fair market value of the Common Stock on the date of the grant. Such options vest in equal installments over three years. No Plan Participant may receive more than an aggregate of 250,000 shares of Common Stock by grant of options and/or stock awards during the term of the Plan.

    The Plan is administered by the Board of Directors or a committee thereof (the "Plan Administrator), which determines, among other things, those individuals who receive options or awards, the time period during which the options may be partially or fully exercised, the terms of the restrictions, if any, on awards, the number of shares of Common Stock issued as an award or issuable upon the exercise of each option and the option exercise price and the award and repurchase prices.

    The exercise price per share of Common Stock subject to an incentive option may not be less than the fair market value per share of Common Stock on the date the option is granted. The per share exercise price of the Common Stock subject to a non-qualified option may be established by the Plan Administrator. The aggregate fair market value (determined as of the date the option is granted) of Common Stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to such person, 10% or more of the total combined voting power of all classes of stock of the Company (a "10% Stockholder") shall be eligible to receive any incentive stock options under the Plans, unless the exercise price is at least 110% of the fair market value of the shares of Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to such limitation.

    No stock option may be transferred by a Plan Participant other than by will or the laws of descent and distribution, and, during the lifetime of a Plan Participant, the option will be exercisable only by the Plan Participant. In the event of termination of employment other than by death or disability, the Plan Participant will have no more than three months after such termination during which the Plan Participant shall be entitled to exercise the option, unless otherwise determined by the Plan Administrator. Upon termination of employment of a Plan Participant by reason of death or permanent disability, such Plan Participant's options remain exercisable for one year thereafter to the extent such options were exercisable on the date of such termination.

    Options under the Plan must be issued within 10 years from the Plan's effective date which is September 22, 1998. Incentive stock options granted under the Plan, cannot be exercised more than 10 years from the date of grant. Incentive stock options issued to a 10% Stockholder are limited to five-year terms. All options granted under the Plan provide for the payment of the exercise price in cash or by delivery to the Company of shares of Common Stock having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods. Therefore, a Plan Participant may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of such Plan Participant's stock options with no investment.

    Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the Plan.

NEW PLAN BENEFITS--1998 STOCK OPTION AND AWARD PLAN

    Subject to stockholder approval of the Plan, the Company has issued options to purchase 300,000 shares of Common Stock under the Plan, all of which have been granted to two of the Company's outside directors. Except as disclosed above, the Company has not yet issued any options under the Plan to any current executive officer. Subject to stockholder approval of the Plan, the Company intends to grant to (1) the President of the Company options to purchase 225,000 shares of Common Stock, (2) other officers of the Company options to purchase 80,000 shares of Common Stock and (3) employees of the Company options to purchase 62,500 shares of Common Stock. If Proposal 5 herein is also approved, the number of shares subject to the options described above shall be reduced to
[      ], [      ] and [      ] shares, respectively. Except as disclosed above,
the Company does not currently know nor is it determinable the number of additional options that the Company will grant under the Plan to any of the aforementioned persons.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN UNDER CURRENT LAW

    An optionee will recognize no taxable income at the time an option is granted.

    An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

    If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

    Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

    The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by stockholders. The Plan will not qualify as performance-based compensation.

STOCKHOLDER VOTE REQUIRED

    The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of the Plan. If such stockholder approval is not obtained, then the Plan will not be adopted.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 1998 STOCK OPTION AND AWARD PLAN, WHICH IS DESIGNATED AS PROPOSAL 6 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 7
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company has appointed Arthur Andersen LLP as independent accountants for the fiscal year ended May 31, 1999 and to render other professional services as required. Arthur Andersen LLP served as the Company's independent accountants for the fiscal year ended May 31, 1998.

    The appointment of Arthur Andersen LLP is being submitted to stockholders for ratification.

    [Representatives of Arthur Andersen LLP will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.]

STOCKHOLDER VOTE REQUIRED

    The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of public accountants.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY, WHICH IS DESIGNATED AS PROPOSAL 7 ON THE ENCLOSED PROXY CARD.

                  DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2000

    Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 2000 Annual Meeting of Stockholders must be received at the Company's offices at 201 Ann Street, Hartford, Connecticut 06103, no later than 120 days prior to the Company's next Annual Meeting, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable Securities and Exchange Commission rules and regulations.

                                 OTHER MATTERS

    The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

    THE COMPANY UNDERTAKES TO PROVIDE ITS STOCKHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S REGISTRATION STATEMENT ON FORM 10-SB, AS AMENDED, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, MDI ENTERTAINMENT, INC., 201 ANN STREET, HARTFORD, CONNECTICUT 06103.

                                    ANNEX A

    FOURTH: The aggregate number of shares which the Corporation shall have
authority to issue is       million (            ), $.001 par value per share,
all of which shall be designated "common stock".*

* Note: If Proposal 3 is also adopted, the amendment would be as set forth in Annex B.

                                    ANNEX B

    FOURTH: The aggregate number of shares which the Corporation shall have
authority to issue is       million (            ), $.001 par value per share,
of which       million (            ) shall be designated "preferred stock" and
      million (            ) shall be designated "common stock".*

    Authority is hereby expressly granted to the Board of Directors of the Corporation from time to time to issue the preferred stock as preferred stock of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, relative rights, preferences, and limitations, of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware.

Note: If Proposal 2 is not also adopted, the reference herein to       million
      (            ) would be changed to             million (            ) and
      the reference to             (            ) wold be changed to ten million
      (            ).

                                    ANNEX C

    EIGHTH: 1. To the extent permitted by Delaware law from time to time in effect and subject to the provisions of paragraph (2) of this Article, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    2. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

    3. To the extent that a present and former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (1) and (2) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    4. Any indemnification under paragraphs (1) and (2) of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraphs (1) and
(2). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

    5. Expenses (including attorneys' fees) incurred by an officer or director in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents shall be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

    6. The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses shall be entitled under any by-law, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

    7. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Delaware General Corporation Law.

    8. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    9. Each person who serves as a director, officer, employee or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise while this Article EIGHTH is in effect shall be deemed to be doing so in reliance on the provisions of this Article EIGHTH, and neither the amendment or repeal of this Article EIGHTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article EIGHTH, shall apply to or have any effect on the indemnification of such director, officer, employee or agent occurring prior to such amendment, repeal, or adoption of an inconsistent provision.

                                    ANNEX D
                            MDI ENTERTAINMENT, INC.
                        1998 STOCK OPTION AND AWARD PLAN
      APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER 22, 1998

    SECTION 1. PURPOSE. The purpose of the MDI Entertainment, Inc. 1998 Stock Option and Award Plan (the "Plan") is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of MDI Entertainment, Inc., a Delaware corporation (the "Company"), or of any parent or subsidiary (as defined in subsection 5.5 hereof and referred to hereinafter as "Affiliates") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase shares of common stock, $.001 par value ("Common Stock") and/or restricted stock awards in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its Affiliates by encouraging stock ownership in the Company.

    SECTION 2. ADMINISTRATION. Subject to Section 2.3 hereof, the Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee of two or more members of the Board to administer the Plan, by such committee (the "Stock Option and Award Committee"). The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator".

    The foregoing notwithstanding, with respect to grants to be made to directors: (a) the Plan Administrator shall be constituted so as to meet the requirements of Section 16(b) of the Exchange Act and Rule 16b-3 thereunder, each as amended from time to time, or (b) if the Plan Administrator cannot be so constituted, no options or awards shall be granted under the Plan to any directors.

    2.1 PROCEDURES. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

    2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth herein, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options and stock awards to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of restrictions to be placed on awarded stock (if any), selection of the individuals to be granted options and/or awards, the number of shares to be subject to each option and/or stock award, the option exercise price per share, the purchase price and/or repurchase price of restricted stock (if any), the timing of grants and all other terms and conditions of the options and stock awards. Grants under the Plan need not be identical in any respect, even when made simultaneously. The Plan Administrator may also establish, amend, and revoke rules and regulations for the administration of the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan or any option or stock award issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code of 1986, as amended (the "Code") Section 422, the regulations thereunder, and any amendments thereto. The Plan Administrator shall not be personally liable for any action made in good faith with respect to the Plan or any option or stock award granted thereunder.

    2.3 RULE 16B-3 AND SECTION 16(B) COMPLIANCE; BIFURCATION OF PLAN. It is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") to the extent applicable, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. If any Plan provision is later found not to be in compliance with such Rule, such provision shall be deemed null and void. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other participants.

    SECTION 3. STOCK SUBJECT TO THE PLAN. The stock subject to this Plan shall be the Common Stock, presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be awarded as a stock award and to be delivered upon the exercise of all options granted under the Plan shall not exceed in the aggregate 800,000 shares as such Common Stock was constituted on the date the Plan was adopted by the Board. If any stock award shall be forfeited to or repurchased by the Company or if any option granted under the Plan shall expire, be surrendered, exchanged for another option, cancelled, or terminated for any reason without having been exercised in full, the forfeit or repurchased shares subject to such stock award or the unpurchased shares subject to such option, as the case may be, shall thereupon again be available for purposes of the Plan, including for replacement options or awards which may be granted in exchange for such forfeit or repurchased stock awards or surrendered, cancelled, or terminated options.

    SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any Affiliate thereof. A nonqualified stock option or stock award may be granted to any director, employee, officer, agent, consultant, or independent contractor of the Company or any Affiliate thereof, whether an individual or an entity (each, a "Plan Participant").

    A director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of a director as a person to whom options may be granted, or in the determination of the number of shares which may be covered by options granted to the director, the Plan complies with the requirements of Rule 16b-3 under the Exchange Act.

    SECTION 5. TERMS AND CONDITIONS OF OPTIONS AND AWARDS. Options and awards granted under the Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations, and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with the Plan. No Plan participant may receive more than an aggregate of 250,000 shares of Common Stock by grant of options and/or stock awards under the Plan. Notwithstanding the foregoing, options and awards shall include or incorporate by reference the following terms and conditions:

    5.1  OPTIONS

    5.1.1  NUMBER OF SHARES AND EXERCISE PRICE.

    (a) Upon first election or appointment to the Board, each non-employee director will be granted a non-qualified option to purchase 150,000 shares of Common Stock at the fair market value of the Common Stock on the date of such election or appointment, with such option to vest in equal installments over a three-year period, with the first installment vesting one year after the date of such election or appointment; and

    (b) Except as provided by subsection (a) hereof, the maximum number of shares that may be purchased pursuant to the exercise of each option, and the price per share at which such option is exercisable (the "exercise price"), shall be as established by the Plan Administrator; provided, that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than 100% of the fair market value per share of the Common Stock at the time of grant of the option with respect to incentive stock options; and provided, further, that, with respect to incentive stock options granted to greater than ten percent stockholders, the exercise price shall be as required by Section 6 hereof.

    5.1.2 TERM AND MATURITY. Subject to the restrictions contained in Section 6 hereof with respect to granting stock options to greater than ten percent stockholders, the term of each stock option (subject to earlier termination upon the occurrence of certain events as provided herein) shall be as established by the Plan Administrator and, if not so established, shall be ten years from the date of its grant, but in no event shall the term of any incentive stock option exceed a ten-year period. To ensure that the Company or Affiliate will achieve the purpose and receive the benefits contemplated in the Plan, any option or stock award granted to any Plan Participant hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable or shall, in the case of awards, be vested and not subject to forfeiture or repurchase, according to the following schedule:

PERIOD OF PLAN PARTICIPANT'S
CONTINUOUS RELATIONSHIP
WITH THE COMPANY OR                                                                          PORTION OF TOTAL OPTION
AFFILIATE FROM THE DATE                                                                      WHICH IS EXERCISABLE OR
THE OPTION IS GRANTED                                                                         AWARD WHICH IS VESTED
-------------------------------------------------------------------------------------------  -----------------------
1 year.....................................................................................               33%
2 years....................................................................................               67%
3 years....................................................................................              100%

    5.1.3  EXERCISE.  Subject to the vesting schedule described in subsection
5.2 hereof, each option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an option may not be exercised in whole or in part for a stated period or periods of time during which such option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During a Plan Participant's lifetime, any incentive stock options granted under the Plan are personal to such Plan Participant and are exercisable solely by such Plan Participant. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price in accordance with Section 5.1.4 hereof.

    5.1.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for shares of Common Stock being purchased.

    The Plan Administrator can determine in its sole discretion at the time the option is granted in the case of incentive stock options, or at any time before exercise in the case of nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

        (a) delivery of shares of Common Stock of the Company held by a Plan Participant having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

        (b) delivery of a properly executed Notice of Exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise;

        (c) delivery of a properly executed Notice of Exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the option exercise price.

    5.1.5 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of the Plan, to the extent that the aggregate fair market value (determined at the time of the grant of the incentive stock option) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the Plan Participant during any calendar year (under the Plan and all other incentive stock option plans of the Company, an Affiliate thereof or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The foregoing sentence shall not apply, and the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be, if such annual limit is changed or eliminated by (a) amendment of the Code or (b) issuance by the Internal Revenue Service of (i) a Revenue ruling, (ii) a Private Letter ruling to any of the Company, any Plan Participant, or any legatee, personal representative, or distributee of any Plan Participant, or
(iii) regulations.

    5.1.6  VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

    5.1.6.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.1.4(A) AND (C). The value of Common Stock received by the Plan Participant from an exercise under Sections 5.1.4(a) and 5.1(c) hereof shall be the fair market value as determined by the Plan Administrator, provided, that if the Common Stock is traded in a public market, such valuation shall be the average of the high and low trading prices or bid and asked prices, as applicable, of the Common Stock for the date of receipt by the Company of the Plan Participant's delivery of shares under
Section 5.1.4(a) hereof or delivery of the Notice of Exercise under Section 5.1.4(c) hereof, determined as of the trading day immediately preceding such date (or, if no sale of shares is reported for such trading day, on the next preceding day on which any sale shall have been reported).

    5.1.6.2 EXERCISE OF OPTION UNDER SECTION 5.1.4(B). The value of Common Stock received by the Plan Participant from an exercise under Section 5.1.4(b) hereof shall equal the sales price received for such shares.

    5.2.  STOCK AWARDS.

    5.2.1 NUMBER OF SHARES AND PRICE. The number of shares to be transferred or sold by the Company to a Plan Participant shall be determined by the Plan Administrator. The Plan Administrator shall determine the price, if any, at which shares of restricted stock shall be sold to a Plan Participant, which may vary from time to time and among Plan Participants and which may be below the fair market value of such shares of Common Stock at the date of such sale. The payment for such shares (if any) shall be in cash, bank certified or cashier's check, or personal check (unless at the time of grant the Plan Administrator determines not to accept a personal check or determines to accept some other form of payment). The Plan Administrator may condition the effectiveness of any grant upon the recipient's making satisfactory provisions for any federal, state or local withholding tax obligations that may arise in connection with the grant of the award or its vesting.

    5.2.2 RESTRICTIONS. All shares representing stock awards transferred or sold hereunder shall be subject to such restrictions as the Plan Administrator may determine, including, without limitation any of the following:

        (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of such stock, such prohibition to lapse at such time or times as the Plan Administrator shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

        (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a Plan Participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions;

        (c) such other conditions or restrictions as the Plan Administrator may deem advisable.

    5.2.3 ESCROW. In order to enforce the restrictions imposed by the Plan Administrator pursuant to Section 5.2.2, the Plan Participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the Plan Participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

    The transferability of this certificate and the shares of Common Stock represented by it are subject to terms and conditions (including conditions of forfeiture) contained in the 1998 Stock Option and Award Plan of MDI Entertainment, Inc., and an agreement entered into between the registered owner and MDI Entertainment, Inc. A copy of the Plan and the Agreement is on file in the office of the Secretary of MDI Entertainment, Inc.

    5.2.4 END OF RESTRICTIONS. Subject to Section 8, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the Plan Participant or to the Plan Participant's legal representative, beneficiary or heir.

    5.3 WITHHOLDING TAX REQUIREMENT. The Company or any Affiliate thereof shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. No option may be exercised unless and until arrangements satisfactory to the Company, in its sole discretion, to pay such withholding taxes are made. At its discretion, the Company may require a Plan Participant to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Plan Participant an amount equal to such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares of Common Stock so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares of Common Stock held by any person who at the time of exercise is subject to
Section 16(b) of the Exchange Act shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act. Although the Company may, in its discretion, accept Common Stock as payment of withholding taxes, the Company shall not be obligated to do so.

    5.5  NONTRANSFERABILITY.

    (A) OPTION. Options granted under the Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall not be subject to execution, attachment, or similar process. Any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of any option under the Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void ab initio. The designation by a Plan Participant of a beneficiary does not, in and of itself, constitute an impermissible transfer under this subsection 5.6.1.

    (B) STOCK UNDERLYING OPTIONS. The Plan Administrator may provide in the agreement granting the option that (a) the Plan Participant may not transfer or otherwise dispose of shares acquired upon exercise of an option without first offering such shares to the Company for purchase on the same terms and conditions as those offered to the proposed transferee or (b) upon termination of employment of a Plan Participant the Company shall have a six-month right of repurchase as to the shares acquired upon exercise, which right of repurchase shall allow for a maximum purchase price equal to the fair market value of the shares on the termination date. The foregoing rights of the Company shall be assignable by the Company upon reasonable written notice to the Plan Participant.

    (C) STOCK AWARDS. Subject to the restrictions imposed by the Plan Administrator under Section 5.2.2 and the agreement entered into by the Plan Participant and the Company, a Plan Participant receiving an award of stock may sell, transfer, pledge or otherwise encumber such shares received under this Plan.

    5.6 TERMINATION OF RELATIONSHIP. If the Plan Participant's relationship with the Company or any Affiliate thereof ceases for any reason other than termination for cause, death, or total disability, and unless by its terms the option sooner terminates or expires, then the Plan Participant may exercise, for a three-month period, that portion of the Plan Participant's option which is exercisable at the time of such cessation, but the Plan Participant's option shall terminate at the end of the three month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, a Plan Participant's relationship with the Company or Affiliate thereof changes from employee to nonemployee (i.e., from employee to a position such as a consultant), such change shall constitute a termination of a Plan Participant's employment with the Company or Affiliate and the Plan Participant's incentive stock option shall terminate in accordance with this subsection 5.6. If, in the case of a restricted stock award, the Plan Participant's relationship with the Company or any Affiliate thereof ceases for any reason and unless by its terms the period during which shares of restricted stock were subject to forfeiture or restrictions on transfer has expired, then the Plan Participant will be required to resell back to the Company at his or her cost, or forfeit the shares remaining subject to such forfeiture or restrictions.

    If a Plan Participant is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Plan Participant shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct, or disclosure of confidential information. If a Plan Participant's relationship with the Company or any Affiliate thereof is suspended pending an investigation of whether or not the Plan Participant shall be terminated for cause, all Plan Participant's rights under any option granted hereunder and the vesting of any restricted stock award likewise shall be suspended during the period of investigation.

    If a Plan Participant's relationship with the Company or any Affiliate thereof ceases because of a total disability, the Plan Participant's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). Likewise, unless otherwise determined by the Plan Administrator, a prohibition against the sale, transfer, pledge or other encumbrance of shares of restricted stock awarded pursuant to this Plan, will not lapse by reason of the Plan Participant's disability until the end of the 12-month period following the cessation of the Plan Participant's relationship with the Company or any Affiliate thereof and, unless the Plan Administrator otherwise determines, the Plan Participant shall not continue to vest in any restricted stock award during the period of disability. As used in the Plan, the term "total disability" refers to a mental or physical impairment of the Plan Participant which is expected to result in death or which has lasted or is, in the opinion of the Company and two independent physicians, expected to last for a continuous period of 12 months or more and which causes or is, in such opinion, expected to cause the Plan Participant to be unable to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

    For purposes of this subsection 5.6, a transfer of relationship between or among the Company and/or any Affiliate thereof shall not be deemed to constitute a cessation of relationship with the Company or any of its Affiliates. For purposes of this subsection 5.6, with respect to incentive stock options and stock awards, employment shall be deemed to continue while the Plan Participant is on military leave, sick leave, or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Plan Participant's reemployment rights are guaranteed by statute or by contract.

    As used herein, the term "Affiliate" shall be defined as follows: (a) when referring to a subsidiary corporation, "Affiliate" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, the stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain; and (b) when referring to a parent corporation, "Affiliate" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    5.7 DEATH OF PLAN PARTICIPANT. If a Plan Participant dies while he or she has a relationship with the Company or any Affiliate thereof or within the three-month period (or 12-month period in the case of totally disabled Plan Participants) following cessation of such relationship, (i) any option held by such Plan Participant, to the extent that the Plan Participant would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Plan Participant's rights under the option shall pass by will or by the applicable laws of descent and distribution, and (ii) any stock awarded under this Plan, to the extent that it has vested and the restrictions against transfer have expired, shall be delivered to the Plan Participant's legal representative, beneficiary or heir, free of all restrictions, unless otherwise determined by the Plan Administrator.

    5.8 STATUS OF STOCKHOLDER. Neither the Plan Participant nor any party to which the Plan Participant's rights and privileges under an option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under the Plan unless and until such option has been exercised. Subject to the terms and conditions of the Plan, each Plan Participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the Plan Participant currently.

    5.9 CONTINUATION OF EMPLOYMENT. Nothing in the Plan or in any option or stock award granted pursuant to the Plan shall confer upon any Plan Participant any right to continue in the employ of the Company or of an Affiliate thereof, or to interfere in any way with the right of the Company or of any such Affiliate to terminate his or her employment or other relationship with the Company at any time.

    5.10 MODIFICATION AND AMENDMENT OF OPTION OR AWARD. Subject to the requirements of Section 422 of the Code with respect to incentive stock options and to the terms and conditions and within the limitations of the Plan, including, without limitation, Section 9 hereof, the Plan Administrator may modify or amend outstanding options and stock awards granted under the Plan. The modification or amendment of an outstanding option or stock award shall not, without the consent of the Plan Participant, impair or diminish any of his or her rights or any of the obligations of the Company under such option or award. Except as otherwise provided herein, no outstanding option shall be terminated without the consent of the Plan Participant. Unless the Plan Participant agrees otherwise, any changes or adjustments made to outstanding incentive stock options or awards granted under the Plan shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

    SECTION 6.  GREATER THAN TEN PERCENT STOCKHOLDERS.

    6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under the Plan to employees who, at the time of such grant, own greater than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate thereof, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time of grant of the incentive stock option. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required by a change in the Code or by ruling or pronouncement of the Internal Revenue Service.

    6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership estate, or trust shall be deemed to be owned proportionately by or for its stockholders, partners, or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

    SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options and stock awards may be granted under the Plan, the number and class of shares covered by each outstanding option and stock award, and the exercise price, purchase price or repurchase price (if any) per share thereof (but not the total price), and each such option and stock award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

    7.1.  EFFECT OF LIQUIDATION, REORGANIZATION, OR CHANGE IN CONTROL.

    7.1.1 CASH, STOCK, OR OTHER PROPERTY FOR STOCK. Except as provided in subsection 7.1.2 hereof, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than mere reincorporation or creation of a holding company), or liquidation of the Company (each, an "event"), as a result of which the stockholders of the Company receive cash, stock, or other property in exchange for, or in connection with, their shares of Common Stock, (i) any option granted hereunder shall terminate, but the time during which such option may be exercised shall be accelerated as follows: the Plan Participant shall have the right immediately prior to any such event to exercise such Plan Participant's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied and (ii) the restrictions on all shares of restricted stock awarded under this Plan shall lapse immediately.

    7.1.2 CONVERSION OF OPTIONS ON STOCK FOR EXCHANGE STOCK. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, or reorganization (other than mere reincorporation or creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the

Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1 hereof. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition, separation, or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

    7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option or stock award, any fractional shares resulting from such adjustment shall be disregarded and each such option or stock award shall cover only the number of full shares resulting from such adjustment.

    7.3 DETERMINATION OF BOARD TO BE FINAL. Except as otherwise required for the Plan to qualify for the exemption afforded by Rule 16b-3 under the Exchange Act, all adjustments under this Section 7 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive. Unless a Plan Participant agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Section 424(h) of the Code and so as not to cause the incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Section 422(b) of the Code.

    SECTION 8. SECURITIES LAW COMPLIANCE. Shares shall not be issued with respect to an option or stock award granted under the Plan unless the grant of the stock award or the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended (the "Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including, without limitation, the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

    As a condition to the exercise of an option or the award of any stock, if, in the opinion of counsel for the Company, assurances are required by any relevant provision of the aforementioned laws, the Company may require the Plan Participant to give written assurances satisfactory to the Company at the time of any such exercise or grant as to each or both of the following: (a) the Plan Participant's knowledge and experience in financial and business matters (and/or their employment of a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters) and that such Plan Participant is capable of evaluating, either alone or with the purchaser representative, the merits and risks of exercising the option or acquiring the stock subject to the award and/or (b) that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. The foregoing requirements shall be inoperative if the issuance of the shares upon the exercise of the option or grant of stock award has been registered under a then currently effective registration statement under the Act.

    At the option of the Company, a stop-transfer order against any shares may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold, or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Plan Participants as may from time to time be necessary to comply with the federal and state securities laws or the rules of any national securities exchange or inter-dealer quotation system on which the Common Stock is traded. NONE OF THE ABOVE SHALL BE CONSTRUED TO IMPLY AN OBLIGATION ON THE PART OF THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

    Should any of the Company's capital stock of the same class as the stock subject to options or stock awards granted hereunder be listed on a national securities exchange or on the NASDAQ National Market, all stock issued hereunder if not previously listed on such exchange or market shall, if required by the rules of such exchange or market, be authorized by that exchange or market for listing thereon prior to the issuance thereof.

    SECTION 9. USE OF PROCEEDS. The proceeds received by the Company from the sale of shares pursuant to the exercise of options or sale of stock granted hereunder shall constitute general funds of the Company.

    SECTION 10.  AMENDMENT AND TERMINATION.

    10.1 BOARD ACTION. The Board may at any time suspend, amend, or terminate the Plan, provided, that no amendment shall be made without stockholder approval within 12 months before or after adoption of the Plan if such approval is necessary to comply with any applicable tax or regulatory requirement, including any such approval as may be necessary to satisfy the requirements for exemptive relief under Rule 16b-3 of the Exchange Act or any successor provision. Rights and obligations under any option or award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless the Company requests the consent of the person to whom the option or award was granted and such person consents in writing thereto.

    10.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, the Plan shall terminate ten years from the earlier of (a) the date on which the Plan is adopted by the Board or (b) the date on which the Plan is approved by the stockholders of the Company. No option or award may be granted after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of the Plan Participant, alter or impair any rights or obligations under any option or award theretofore granted under the Plan.

    SECTION 11. EFFECTIVENESS OF THE PLAN. The Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock at any time within 12 months after the adoption of the Plan by the Board.

                           Please sign exactly as your name appears and return this proxy immediately in the enclosed stamped self-addressed envelope.

                           MDI ENTERTAINMENT, INC.
            Annual Meeting of Stockholders ____________, 1999
            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder in MDI Entertainment, Inc. ("Company") hereby constitutes and appoints Steven M. Saferin and Kenneth M. Przysiecki, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 25th Floor, 551 Fifth Avenue, New York, on ________, 1999, 10:00 a.m., Eastern Standard Time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL OF PROPOSALS 2, 3, 4, 5, 6 AND 7.

         (Continued and to be signed and dated on the other side)

       The Directors recommend a vote FOR Proposals 2, 3, 4, 5, 6 and 7.

                                                                  Please mark
                                                                  your votes
                                                            /x/   as this
               ---------                                          example
                COMMON

1.  Election of Directors                   For all nominees        WITHHOLD
                                                  / /                  / /
                                            listed (except as       AUTHORITY
                                              marked in the        to vote for
                                              contrary, see        all nominees
                                           instruction below)     listed at left

   Steven M. Saferin, Robert J. Wussler,
   Kenneth M. Przysiecki, Todd P.
   Leavitt, S. David Fineman

   INSTRUCTION: To withhold authority to vote for any individual nominee, line through the name of the nominee above.

                                                         FOR   AGAINST  ABSTAIN
2. Proposal to approve an amendment to                   / /     / /      / /
   the Company's Certificate of
   Incorporation, to decrease the authorized shares of common stock to _______________,

3. Proposal to approve an amendment to                  FOR   AGAINST  ABSTAIN
   the Company's Certificate of                         / /     / /      / /
   Incorporation, to create a series of
   preferred stock.

4. Proposal to approve an                               FOR   AGAINST  ABSTAIN
   amendment to the                                     / /     / /      / /
   Company's Certificate of
   Incorporation, to add
   indemnification provisions.

5. Proposal to approve reverse                          FOR   AGAINST  ABSTAIN
   stock split of the Company's                         / /     / /      / /
   Common Stock.

6. Proposal to approve the MDI                          FOR   AGAINST  ABSTAIN
   Entertainment, Inc. 1998                             / /     / /      / /
   Stock Option and Award Plan.

7. Proposal to ratify Arthur                            FOR   AGAINST  ABSTAIN
   Andersen LLP as                                      / /     / /      / /
   independent auditors.


The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

          Dated                                         , 199_

          Signature(s)

          Signature(s)